POWER OF ATTORNEY

   We, the undersigned officers and Trustees of Eaton Vance Credit Opportunities Fund, a Massachusetts business trust, do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. or James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Credit Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

   IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


      SIGNATURE                        TITLE                      DATE
      ---------                        -----                      ----

/s/ Scott H. Page           President and Principal         October 17, 2005
------------------------    Executive Officer
Scott H. Page

/s/ Barbara E. Campbell     Treasurer and Principal         October 17, 2005
------------------------    Financial and Accounting
Barbara E. Campbell         Officer

/s/ Benjamin C. Esty        Trustee                         October 17, 2005
------------------------
Benjamin C. Esty

/s/ James B. Hawkes         Trustee                         October 17, 2005
------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III    Trustee                         October 17, 2005
------------------------
Samuel L. Hayes, III

/s/ William H. Park         Trustee                         October 17, 2005
------------------------
William H. Park

/s/ Ronald A. Pearlman      Trustee                         October 17, 2005
------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer        Trustee                         October 17, 2005
------------------------
Norton H. Reamer

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       SIGNATURE                       TITLE                      DATE
       ---------                       -----                      ----

/s/ Lynn A. Stout           Trustee                         October 17, 2005
------------------------
Lynn A. Stout

/s/ Ralph F. Verni          Trustee                         October 17, 2005
------------------------
Ralph F. Verni